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                                                                    Exhibit 10.3

                   FIRST AMENDMENT TO REVOLVING LINE OF CREDIT
                      LOAN AGREEMENT AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("First Amendment") is made as of January 24, 2003, by and among OCM DIRECT, INC., COLLEGIATE CARPETS, INC., and CAREPACKAGES, INC., each having an address at c/o OCM DIRECT, INC., 4630 Montgomery Avenue, Suite 600, Bethesda, Maryland 20814 (collectively, the "Borrower"), Student Advantage, Inc. (the "Guarantor") and Bank of America, N.A., a national banking corporation (the "Lender").

                                    RECITALS

      A. The Borrower and the Lender entered into a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 13, 2002 (the "Loan Agreement").

      B. The Loan Agreement governs and secures a certain line of credit loan facility extended by Lender to Borrower in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), evidenced by a Revolving Note executed by Borrower dated as of February 13, 2002 (the "Revolving Note").

      C. The parties desire to amend the Loan Agreement to extend the Ending Date of the Loan Agreement to April 30, 2003.

      D. The Guarantor desires to enter into this First Amendment to evidence the Guarantor's consent to the terms and conditions of this First Amendment and to confirm that the Guaranty remains in full force and effect as to all credit extended under the Loan Agreement as amended by this First Amendment.

      E. Capitalized terms used in this First Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantor and the Lender hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this First Amendment, the Borrower warrants and represents to the Lender that:


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      a.    The Borrower's books and records properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

      b. No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

      c. The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

      d. Borrower has the power and authority to enter into this First Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents; and

      e. This First Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

      f. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this First Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

2. ENDING DATE. The definition of "Ending Date" is hereby modified to mean April 30, 2003.

3. NO MANAGEMENT OR SERVICES FEES. Borrower shall not deliver to Guarantor any fee for the management of Borrower or for the provision of any service by Guarantor to Borrower, without the prior written consent of Lender.

4. LOAN FEE. In consideration of Lender's agreement to this First Amendment, Borrower promises to pay to Lender, on demand, a loan fee of Seven Thousand and 00/100 Dollars ($7,000.00).

5. ADDITIONAL FEES AND COSTS. The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this First Amendment, the preparation of any documents executed in connection with this First Amendment and any other expenses incurred by Lender in relation to this First Amendment. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay such fees, costs and expenses, and


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      any loan fee provided in this First Amendment, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

6. REAFFIRMATION; NO OFFSETS OR DEFENSES. Except as modified by this First Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower and the Guarantor warrant and represent that they have no offsets or defenses to their obligations under the Loan Agreement, as so modified, and the other Loan Documents.

7. GUARANTOR CONSENT. The Guarantor consents to this First Amendment, agrees that this First Amendment does not impair the Guarantor's liabilities or obligations under the Guaranty, and confirms that the Guaranty remains in full force and effect as to all credit extended under the Loan Agreement as amended by this First Amendment.

8. RELEASE AND WAIVER. In consideration of Lender's agreement to this First Amendment, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this First Amendment arising out of or relating to the Revolving Note or the Loan Agreement, as amended by this First Amendment.

9.    ARBITRATION.

      This paragraph concerns the resolution of any controversies or claims between the Borrower and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) the Loan Agreement as modified by this First Amendment (including any renewals, extensions or modifications); or
      (ii) any document related to this First Amendment (collectively a "Claim").

      At the request of the Borrower or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this First Amendment provides that it is governed by the law of a specified state.

      Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

      The arbitration shall be administered by JAMS and conducted in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in Maryland. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close


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      within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

      The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of the Loan Agreement as modified by this First Amendment.

      This paragraph does not limit the right of the Borrower or the Lender to:
      (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but no limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

10. WAIVER OF TRIAL BY JURY. BY AGREEING TO BINDING ARBITRATION, BORROWER AND LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF A CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS FIRST AMENDMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS FIRST AMENDMENT.

11. NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE LOAN AGREEMENT, AND THE REVOLVING NOTE, GUARANTY AND SECURITY DOCUMENTS REFERRED TO HEREIN OR IN THE LOAN AGREEMENT CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.


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      IN WITNESS WHEREOF, the undersigned have duly executed this First
Amendment as of the day and year first hereinabove set forth.

                      OCM DIRECT, INC., a Delaware corporation



                      By:  /s/ Raymond V. Sozzi, Jr.              (SEAL)
                         -----------------------------------------
                           Raymond V. Sozzi, Jr.
                           President

                      COLLEGIATE CARPETS, INC., a Maryland corporation



                      By:  /s/ Raymond V. Sozzi, Jr.              (SEAL)
                         -----------------------------------------
                           Raymond V. Sozzi, Jr.
                           President

                      CAREPACKAGES, INC., a Delaware corporation



                      By:  /s/ Raymond V. Sozzi, Jr.              (SEAL)
                         -----------------------------------------
                           Raymond V. Sozzi, Jr.
                           President

                      STUDENT ADVANTAGE, INC., a Delaware corporation



                      By:  /s/ Raymond V. Sozzi, Jr.
                         -----------------------------------------
                           Raymond V. Sozzi, Jr.
                           President

                      BANK OF AMERICA, N.A.



                      By:  /s/ Michael J. Radcliffe               (SEAL)
                         -----------------------------------------
                           Michael J. Radcliffe
                           Vice President


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                              GUARANTOR'S CONSENT

      The undersigned (the "Guarantor") consents to this First Amendment, agrees that this First Amendment does not impair the Guarantor's liabilities or obligations under the Guaranty, and confirms that the Guaranty remains in full force and effect as to all credit extended under the Revolving Note as amended by this First Amendment. For purposes of this Consent, the Guaranty means that certain Guaranty, dated as of February 13, 2002, executed by or on behalf of the Guarantor. Further, in consideration of this First Amendment, the Guarantor hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this First Amendment arising out of or relating to the Revolving Note or the Loan Agreement.


                                             STUDENT ADVANTAGE, INC., a Delaware
                                             corporation



                                            By: /s/ Raymond V. Sozzi, Jr. (SEAL)
                                               ---------------------------
                                                Raymond V. Sozzi, Jr.
                                                President


COMMONWEALTH OF MASSACHUSETTS  )
                               )        To-wit:
COUNTY/CITY OF SUFFOLK         )

      I, Michael S. Traister, a Notary Public in and for the jurisdiction aforesaid, do certify that Raymond V. Sozzi, Jr., whose name is signed to the writing above as President of each of OCM Direct Inc., Collegiate Carpets, Inc., CarePackages, Inc., and Student Advantage, Inc., has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 24th day of January, 2003.


                                     /s/ Michael S. Traister
                                     --------------------------------
                                     Notary Public

My Commission Expires: September 4, 2003


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